CONVERTIBLE NOTE

THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                        COLLAGENEX PHARMACEUTICALS, INC.

             12 % SENIOR SECURED CONVERTIBLE NOTE DUE March 18, 2000


No. 1                                                             $10,000,000.00


          COLLAGENEX PHARMACEUTICALS, INC., a Delaware corporation (the "Corporation," which term includes any successor corporation), with a principal office at 301 South State Street, Newtown, Pennsylvania 18940, for value received promises to pay to OCM PRINCIPAL OPPORTUNITIES FUND, L.P. or its permitted assignees ("Holder"), the principal sum of US Ten Million Dollars (US $10,000,000.00) on March 18, 2000 and to pay interest on the unpaid principal amount of this Note at the rate of Twelve Percent (12%) per annum during the period commencing on the date hereof and thereafter. The Corporation will pay interest quarterly in arrears on June 30, September 30, December 31, and March 31 of each year, commencing on September 1, 1999 (the "Interest Payment Dates"). Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof. Interest will be computed on the basis of a 360-day year of twelve (12) 30-day months. This Note cannot be prepaid at any time, except for the mandatory prepayment referred to herein.

          This Note is a duly authorized and legally binding instrument of the Corporation, and was issued to the Holder of this Note (together with its permitted assignees and transferees, the "Holders") pursuant to the Convertible Loan and Security Agreement dated the date hereof, by and between the Corporation and Holder ("Agreement").

          This Note is that certain Convertible Note referred to in the Agreement, and shall evidence the Corporation's obligation to repay the Convertible Loan, as defined in the Agreement. If the Corporation fails to make any payment required hereunder or if an Event of Default occurs or is continuing under the Agreement, Lender may declare the Corporation in default hereunder and may declare the unpaid principal balance of this Note, including any accrued but unpaid interest thereon, to be immediately due and payable. Holder shall thereupon have the option, at any time and from time to time, to exercise all rights and remedies set forth herein or in the Agreement, as well as all rights and remedies otherwise available to Holder at law or in equity to collect the unpaid indebtedness evidenced hereby. Any capitalized term used in this Note, and not otherwise defined herein, shall have the meaning ascribed to such term in the Agreement.

     Section 1.   Method of Payment.
     ------------------------------

          (a) METHOD OF PAYMENT. The Corporation will pay interest on this Note to the person who is the registered Holder of this Note at the close of business on June 30, September 30, December 31, and March 31 of each year, or if such date is not a banking day then the next banking day preceding the Interest Payment Date. The Corporation will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts, by confirmed wire transfer of immediately available funds to an account designated by Holder. If a payment date is a Saturday, a Sunday or a legal holiday at a place of payment, payment may be made at that place on the immediately preceding day that is not a Saturday, a Sunday or a legal holiday, and no interest shall accrue for the intervening period.

          (b) NO PREPAYMENTS. Except as expressly set forth in Section 1(c) of this Note, under no circumstances shall the Corporation be permitted to prepay this Note.

          (c) MANDATORY PREPAYMENT. In the event that Holder consummates the purchase of shares of the Corporation's Series D Cumulative Convertible Preferred Stock (the "Purchase Transaction"), as contemplated in the Stock Purchase Agreement of even date herewith, by and among the Corporation, Holder, and the Persons named therein, the Corporation shall prepay this Note in full, out of the proceeds of the Purchase Transaction.

     Section 2.   Affirmative Covenants.
     ----------------------------------

          (a) PAYMENT. The Corporation shall pay the principal of and interest on the Note on the dates and in the manner provided in this Note. The
Corporation   shall  pay  interest   (including   interest  accruing  after  the
commencement of any bankruptcy, insolvency or reorganization proceeding) on overdue principal of the Note at the rate borne by the Note.

          (b) PRESERVATION OF CORPORATE EXISTENCE; ETC. Subject to Section 8, the Corporation will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each of its subsidiaries and the material rights (charter and statutory) and franchises of the Corporation.

          (c) LAWS. The Corporation will comply in all material respects with all material applicable statutes, regulations, orders and restrictions of the United States, any state, municipality or other governmental division thereof, and agencies and instrumentalities of the foregoing, in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, regulations, orders and restrictions relating to equal employment opportunities and environmental standards and controls), except such as are being contested in good faith, or if the failure so to comply could not reasonably be expected to have a material adverse effect on the financial condition of the Corporation and its subsidiaries taken as a whole.

          (d) FINANCIAL STATEMENTS. The Corporation will furnish financial statements and other reports to Holder in accordance with the Agreement.

          (e) OTHER COVENANTS. In addition to the covenants set forth in this Note, the Corporation shall comply with all of the covenants set forth in the Agreement.

     Section 3.   Conversion of Note.
     -------------------------------

          (a) Subject to and upon compliance with this Section 3, Holder shall have the right, at its option, at any time or from time to time, after June 30, 1999, to convert, in whole or in part, the unpaid principal amount hereof, in whole or in part (the "Conversion Amount"), into registered, fully paid and non-assessable shares of the Corporation's common stock, par value $.01 per share (the "Common Stock") One Million Five Hundred Thirty-Eight Thousand Four Hundred Sixty-Two (1,538,462) shares of Common Stock. Such conversion shall be effected at the "Note Conversion Price" of $6.50 per share. In addition, any accrued and unpaid interest as of the Date of Conversion (as defined below in Section 3(b) hereof) shall be convertible into additional shares of Common Stock at the same Note Conversion Price.

          (b) In order to exercise the conversion right, Holder shall surrender this Note during regular business hours at the office of the Corporation stated above, accompanied by written notice to the Corporation at said office that Holder elects to convert this Note and shall specify the Conversion Amount. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock deliverable upon such conversion shall be issued. This Note, upon surrender for conversion, shall, unless the shares deliverable upon conversion are to be delivered in the same name as Holder, be accompanied by proper assignments for transfer. As promptly as practicable after the receipt of such notice and the surrender of this Note, but subject to Section 3(c), the Corporation shall deliver or cause to be delivered to Holder a certificate or certificates for the number of registered, fully paid and non-assessable shares of Common Stock deliverable upon conversion of this Note in the Conversion Amount pursuant to Holder's notice of conversion. Certificates evidencing the shares of Common Stock delivered upon conversion of this Note shall bear a legend (to the extent applicable) similar to the legend on the face of this Note. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice shall have been received by the Corporation and this Note shall have been surrendered (the "Date of Conversion"), and at such time the rights of Holder shall cease with respect to the Conversion Amount converted and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record on the next succeeding day on which such stock transfer books are open, but in any event such conversion shall be at the Note Conversion Price in effect on the Date of Conversion. No adjustment shall be made for dividends on any Common Stock that shall be delivered upon the conversion of such Note.

          (c) No fractional shares shall be issued upon conversion of this Note, and the number of shares of Common Stock to be issued shall be rounded upward to the nearest whole share, and there shall be no payment to Holder. Whether or not fractional shares result from such conversion shall be determined on the basis of the Conversion Amount Holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion of this Note.

          (d) In the event the Corporation at any time or from time to time after the date of issuance of this Note fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock without payment of any consideration by such holder for the additional shares of Common Stock then, as of such record date (or the date of such split or subdivision if no record date is fixed), the Note Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Note shall be increased in proportion to such increase in the aggregate number of shares issuable of Common Stock.

          (e) In the event that the Corporation shall issue Additional Stock to holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of its Common Stock at a price per share that is lower at the record date for such issuance than the Note Conversion Price, then the Note Conversion Price in effect immediately prior to each (such issuance or deemed issuance) shall be adjusted to a price determined by the following formula: (A + B) / (C + D), where "A" equals the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the then applicable Note Conversion Price, where "B" equals the consideration, if any, received by the Corporation upon such issuance or sale, where "C" equals the total number of shares of Common Stock outstanding prior to issuance of the additional shares and where "D" equals any additional stock or conversion shares, or any other shares reserved for issuance which are associated with such financing, immediately after such issuance or sale. Such adjustment shall become effective at the close of business on the record date for the determination of stockholders entitled to receive such rights, options or warrants.

               (i) "Additional Stock" shall mean any shares of Common Stock or shares of Common Stock issuable pursuant to Convertible Securities issued or Options (or deemed to have been issued pursuant to Section 3(i) hereof) by the Corporation after the date of issuance of this Note, except:

                  (A) Common Stock issued pursuant to a transaction described in Sections 3(d) hereof;

                  (B) Common Stock or options to purchase such Common Stock issued to officers, employees or directors of, or consultants to, the Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of Common Stock heretofore or hereafter issued or issuable pursuant to all such agreements, plans and arrangements shall not exceed an aggregate (as constituted on the date hereof) of Two Million Three Hundred Two Thousand (2,302,000) shares of Common Stock ("Permitted Options"); and

                  (C) Common Stock issued or issuable upon conversion of this Note.

          (f) No adjustment of the Note Conversion Price shall be made in an amount less than one-half of One Cent ($0.005) per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment to the Note Conversion Price. No adjustment of the Note Conversion Price pursuant to this Section 3(f) shall have the effect of increasing the Note Conversion Price in effect immediately prior to such adjustment.

          (g) In the case of the issuance of securities of the Corporation for cash, the amount of consideration received by the Corporation for such securities shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

          (h) In the case of the issuance of securities of the Corporation for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to have a dollar value equal to the fair market value of such non-cash consideration, irrespective of any accounting treatment thereof, as determined by a vote of the majority of the Board of Directors.

          (i) In the case of the issuance (whether before, on or after the date of issuance of this Note) of Options or Convertible Securities, the following provisions shall apply for all purposes of this Section 3(e) and Section 3(e)(i) hereof:

               (A) With respect to Options to purchase Common Stock, the aggregate maximum number of shares of Common Stock deliverable upon exercise of such Options shall be deemed to have been issued at the time such Options were issued and for a consideration equal to the consideration (determined in the manner provided in Section 3(g) and Section 3(h) hereof), if any, received by the Corporation for such Options plus the minimum exercise price provided in such Options for Common Stock issuable thereunder.

               (B) With respect to Convertible Securities and Options to purchase Convertible Securities, the aggregate maximum number of shares of Common Stock deliverable upon the conversion or exchange of any such Convertible Securities and the aggregate maximum number of shares of Common Stock issuable upon the exercise of such Options to purchase Convertible Securities and the subsequent conversion or exchange of such Convertible Securities shall be deemed to have been issued at the time such Convertible Securities or such Options were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such Convertible Securities and Options, plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such Convertible Securities or the exercise of such Options and the conversion or exchange of the Convertible Securities issuable upon exercise of such Options (the consideration in each case to be determined in the manner provided in Section 3(g) and Section 3(b) hereof).

               (C) In the event of any change in the number of shares of Common Stock deliverable, or in the consideration payable to the Corporation, upon exercise of such Options or upon conversion or exchange of such Convertible Securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Note Conversion Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such Options or the conversion or exchange of such Convertible Securities.

               (D) Upon the expiration or termination of any such Options or any such rights to convert or exchange Convertible Securities, the Note Conversion Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Options and Convertible Securities which remain in effect) that were actually issued upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities.

               (E) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Sections 3(i)(A) and (B) hereof shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Sections 3(i)(C) or (D) hereof.

          (j) If at any time or from time to time there shall be a recapitalization or reclassification of Common Stock, provision shall be made so that the Holder of this Note shall thereafter be entitled to receive, upon conversion of this Note, the number of shares of stock or other securities or property of the Corporation or otherwise, receivable upon such recapitalization or reclassification by a holder of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holders of this Note after the recapitalization or reclassification to the end that the provisions of this Section 3. (including adjustments of the Note Conversion Price then in effect and the number of shares purchasable upon conversion of this Note) shall be applicable after that event as nearly equivalent as may be practicable.

          (k) In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 3(d) hereof, then, in each such case for the purpose of this Section 3(k), the Holders of this Note shall be entitled to a proportionate share of any such distribution as though such Holder was the holder of the number of shares of Common Stock into which this Note is convertible as of the record date fixed for the determination of the holders of shares of Common Stock entitled to receive such distribution.

          (l) Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon the conversion of this Note, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue registered, fully paid and non-assessable shares of the Common Stock at such adjusted Conversion Price.

          (m) Upon the occurrence of each adjustment or readjustment of the Note Conversion Price pursuant to this Section 3 the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, certified by the Corporation's President or Chief Financial Officer. The Corporation shall, upon the written request at any time of Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Note Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Note.

          (n) The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of delivery upon conversion of this Note as herein provided such number of shares of Common Stock as shall then be deliverable upon the conversion of the maximum amount of principal and accrued but unpaid interest convertible pursuant to this Note. The Corporation covenants that all the shares of Common Stock which shall be so deliverable upon conversion of this Note shall be duly and validly issued, registered, fully paid and non-assessable.

          (o) The delivery of certificates for shares of Common Stock upon the conversion of this Note shall be made without charge to Holder for any documentary, stamp or similar issue or transfer tax in respect of the issuance of such certificates, and such certificates shall be delivered in the name of, or in such names as may be directed by Holder. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than that of Holder and no such issue or transfer and delivery shall be made unless and until the person requesting such transfer has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

          (p) If the Common Stock of the Corporation ceases to be listed or authorized to be quoted on any national securities exchange or the public market for the Common Stock of the Corporation otherwise ceases to exist, the Corporation shall engage an investment bank, reasonably acceptable to the Corporation and Holder, to determine the fair market value price of the Common Stock, from time to time in connection with this Note.

          (q) In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to Holder, at least twenty (20) calendar days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such right, and the amount and character of such right.

          (r) The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 3. and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Holder of this Note against impairment.

          (s) Shares of the Corporation's Common Stock issuable upon conversion of this Note, shall be subject to the terms and conditions and entitled to receive the benefits of the Stockholders and Registration Rights Agreement.

          (t) "Closing Market Price" for any day means the last sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on American Stock Exchange, National Association of Securities Dealers Automated Quotation System, or New York Stock Exchange.

          (u) "Convertible Securities" means any indebtedness or shares of stock convertible into or exchangeable for Common Stock.

          (v) "Option" means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

     Section 4.   Seniority.
     -----------------------

          This Note and the obligations evidenced hereby shall rank senior in priority to any other obligations or indebtedness of the Corporation.

     Section 5.   Events of Default.
     -------------------------------

          (a) An "Event of Default" occurs if:

               (i) the Corporation shall fail to pay when due, on demand or at maturity (whether as stated or by acceleration) any payment of principal or interest, or any fee or charge, payable hereunder or under the Agreement.

               (ii) the Corporation shall fail to observe or perform any obligation, other than the obligation for payment of money hereunder or under the Agreement or shall materially breach any of the covenants or agreements contained herein, in the Agreement, the other Loan Documents, the Purchase Agreement or the Stockholders and Registration Rights Agreement, and such failure or breach shall continue for thirty (30) days after the earlier of: (1) the date written notice of such failure is mailed by Holder, or (2) the date Holder is notified of such failure or should have been so notified pursuant to the provisions hereof.

               (iii) the Corporation shall fail to pay any Indebtedness when due to any Person, and such failure shall continue beyond any applicable grace period, or the Corporation shall incur any other event of default under any agreement binding upon it.

               (iv) the Corporation shall admit its inability to pay its debts as they mature, or shall make an assignment for the benefit of its creditors; or proceedings in bankruptcy, or for reorganization of the Corporation, or for the readjustment of any of its debts, under the Bankruptcy Code or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced by the Corporation, or shall be commenced against the Corporation, which proceedings against the Corporation shall not be discharged within sixty (60) calendar days of their commencement; or a receiver or trustee shall be appointed for the Corporation or any substantial part of its assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of the Corporation and such receiver or trustee shall not be discharged within sixty (60) calendar days of his appointment, or such proceedings shall not be discharged within sixty (60) calendar days of their commencement, or the Corporation shall discontinue business or materially change the nature of its business.

          (b) If an Event of Default (other than an Event of Default specified in Section 5(a)(iv)) occurs and is continuing, then and in every such case Holder may declare the principal of and accrued interest and unpaid on the Note to be due and payable immediately by a notice in writing to the Corporation and upon any such declaration such principal and any accrued but unpaid interest shall become immediately due and payable. If an Event of Default specified in
Section 5(a)(iv) occurs and is continuing, the principal of and accrued interest and unpaid interest on the Note shall ipso facto become and be immediately due and payable without any declaration or other act on the part of Holder. Subject to Sections 5(c) and 6, Holder, by notice to the Corporation, may waive a default or Event of Default and its consequences.

          (c) Subject to Section 4, the right of Holder of this Note to receive payment of principal of and interest on this Note, on or after the due dates expressed herein, or to bring suit for the enforcement of any such payment on or after such date, shall not be impaired or affected without the consent of Holder of this Note.

     Section 6.   Amendment and Waiver.
     ----------------------------------

          This Note may be amended only with express prior written consent of Holder, and any past default or compliance with any provision may be waived in a particular instance only with such consent of Holder.

     Section 7.   No Merger, etc.
     ----------------------------

          So long as this Note or the Agreement remain outstanding, the Corporation shall not consolidate with or merge into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, and the Corporation shall not permit any person to consolidate with or merge into the Corporation or convey, transfer or lease its properties and assets substantially as an entirety to the Corporation.

     Section 8.   Denominations; Transfer and Exchange.
     --------------------------------------------------

          This Note may be transferred or assigned, in whole or in part, by Holder. When the Note is presented or surrendered for registration of transfer or exchange, it shall be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Corporation duly executed by Holder thereof or its attorney duly authorized in writing. The Corporation shall bear all costs and expenses associated with any transfer or exchange, including without limitation, any tax or other governmental charge that may be imposed in relation thereto.

     Section 9.   Replacement Securities.
     ------------------------------------

          If the Note is mutilated and is surrendered to the Corporation or if Holder presents evidence to the reasonable satisfaction of the Corporation that the Note has been lost, destroyed or wrongfully taken, the Corporation shall issue a replacement Note of like tenor. The Corporation shall bear all costs and expenses associated with replacing the Note.

     Section 10.   No Recourse Against Others.
     -----------------------------------------

          No director, officer, employee or stockholder, as such, of the Corporation shall have any liability for any obligations of the Corporation under the Note or for any claim based on, in respect or by reason of, such obligations or their creation; provided, however, that nothing in this Section 10 shall in any way diminish or detract from Holder's interest in the Collateral securing the payment of and performance by the Corporation of this Note. Holder by accepting this Note waives and releases all such liability. This waiver and release are part of the consideration for the issue of the Note.

     Section 11.   Notice.
     ---------------------

          All notices, requests, consents and demands shall be made in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested and postage prepaid, to the Corporation at 301 South State Street, Newtown, PA 18940, or to such other address as may be furnished in writing to the Holder of the Note or to the Holder at its address listed on the transfer books of the Corporation. Unless otherwise indicated herein, notices hereunder shall be effective when delivered, if delivered personally, or, if sent by mail, when sent.

          The Corporation hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Holder of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. The Corporation agrees to reimburse Holder for all expenses, including without limitation, attorneys' fees and disbursements of counsel, incurred by Holder to enforce the provisions of this Note, protect and preserve Holder's rights under the Agreement, and collect the Corporation's obligations hereunder.

     Section 12.   Governing Law.
     ----------------------------

          This Note shall be deemed a contract under, and shall be governed and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of laws. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note.

          IN WITNESS WHEREOF, the Corporation has caused this Note to be signed manually or by facsimile by its duly authorized officers and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon.

Dated:  March 19, 1999.

                                       COLLAGENEX PHARMACEUTICALS, INC.


                                       By:/s/ BM Gallagher
                                          -----------------------------------
                                       Name:  BM Gallagher
                                       Title: President and CEO



Attest:

/s/ Nancy C. Broadbent
----------------------
Secretary